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                                                             Exhibit 99.1


BIOTIME, INC.
Form 10-Q

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioTime, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul E. Segall and Steven A. Seinberg, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


IN THE WITNESS WHEREOF, the undersigned have set their hands hereto as of the 14th day of August, 2002.

By: /s/ Paul Segall
    ---------------
    Paul Segall
    Chief Executive Officer

By: /s/ Steven Seinberg
    -------------------
    Steven Seinberg
    Chief Financial Officer